UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36409 (Commission File Number)	98-1141883 (I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2010, Vancouver, British Columbia, (Address of principal executive offices)	V6E 3C9 (Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On June 16, 2017, City Office REIT, Inc. (the “Company”) and City Office Operating Partnership, L.P. (the “Operating Partnership”) entered into Equity Distribution Agreements (the “Agreements”) with each of KeyBanc Capital Markets Inc., Raymond James & Associates, Inc. and BMO Capital Markets Corp., as managers (the “Managers”). Pursuant to the terms of the Agreements, the Company agreed to sell through the Managers, subject to the terms and conditions set forth in the Agreements, up to 6,000,000 shares of the Company’s common stock, par value $0.01 per share (the “common stock”), and up to 1,000,000 shares of the Company’s 6.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock” and together with the common stock, the “Shares”). Sales of Shares pursuant to the Agreements, if any, may be made in privately negotiated transactions and/or sales deemed to be an “at the market” offering as defined in Rule 415 of Securities Act of 1933, as amended, including, without limitation, sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Agreements contain customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The preceding description of the Agreements is qualified in its entirety by reference to the text of the Agreements, copies of which are attached hereto as Exhibit 1.1, Exhibit 1.2 and Exhibit 1.3 to this Current Report on Form 8-K and are incorporated herein by reference into this Item 1.01.

In connection with the offering of the Series A Preferred Stock, the Company, as the sole general partner of the Operating Partnership, on its own behalf and as general partner of the Operating Partnership and on behalf of the limited partners of the Operating Partnership, has amended the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of up to 1,000,000 6.625% Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”). The Company expects to contribute any net proceeds from the sale of the Series A Preferred Stock in the offering to the Operating Partnership in exchange for the same number of Series A Preferred Units. The Series A Preferred Units have economic terms that mirror the terms of the Series A Preferred Stock. The issuance of the Series A Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act.

This description of the material terms of the amendment to the Partnership Agreement is qualified in its entirety by reference to the amendment to the Partnership Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 3.03	Material Modification of the Rights of Security Holders.

On June 16, 2017, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Company classifying and designating 1,000,000 shares of the Company’s Series A Preferred Stock. A summary of the material terms of the Series A Preferred Stock is set forth under the caption “Description of Offered Stock” in the Company’s Prospectus Supplement. The summary of the Series A Preferred Stock in the Prospectus Supplement and the preceding description of the Series A Preferred Stock are qualified in their entirety by reference to the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 16, 2017, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and KeyBanc Capital Markets Inc.

1.2	Equity Distribution Agreement, dated June 16, 2017, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and Raymond James & Associates, Inc.

1.3	Equity Distribution Agreement, dated June 16, 2017, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and BMO Capital Markets Corp.

3.1	Articles Supplementary to the Articles of Amendment and Restatement of City Office REIT, Inc. designating the Company’s 6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share, dated June 16, 2017.

5.1	Opinion of Ballard Spahr LLP as to the validity of the Shares.

10.1	Third Amendment to the Amended and Restated Agreement of Limited Partnership of City Office REIT Operating Partnership, L.P.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITY OFFICE REIT, INC.

Date: June 20, 2017	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 16, 2017, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and KeyBanc Capital Markets Inc.

1.2	Equity Distribution Agreement, dated June 16, 2017, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and Raymond James & Associates, Inc.

1.3	Equity Distribution Agreement, dated June 16, 2017, by and among City Office REIT, Inc., City Office Operating Partnership, L.P. and BMO Capital Markets Corp.

3.1	Articles Supplementary to the Articles of Amendment and Restatement of City Office REIT, Inc. designating the Company’s 6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share, dated June 16, 2017.

5.1	Opinion of Ballard Spahr LLP as to the validity of the Shares.

10.1	Third Amendment to the Amended and Restated Agreement of Limited Partnership of City Office REIT Operating Partnership, L.P.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).